UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 8, 2012


                                NEVADA GOLD CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                   000-53724                      N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

2683 Via de la Valle, Suite G418, Del Mar, CA                       92014
  (Address of principal executive offices)                       (Zip Code)

                                 (403) 228-9909
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective August 8, 2012, Nevada Gold Corp. ("we", "us") entered into an option agreement with Development Resources LLC, a Utah LLC ("Development Resources"), wherein we wish to acquire an interest in four sections (2,560 acres), consisting of approximately 120 BLM mineral lease claims from Development Resources for the purpose of exploration for gold, silver and other mineralization deposits (the "Property").

The Property consists of BLM mineral lease claims group for a total of 120 claims located on Sections 5, 6, 7 and 8 in Township 33N and Range 64E with Meridian MDR&M. We also have an option to acquire a similar interest in and to an additional 4 sections of 2,650 acres of approximately 120 claims held by Development Resources for a period of one year from the effective date.

In order for us to exercise the option, we are required to issue the following payments to Development Resources and incur the expenses indicated:

     (1)  $25,000 by September 15, 2012

     (2)  $25,000 by October 15, 2012

     (3)  $75,000 by November 15, 2012

In addition, pursuant to terms of the option agreement, we are required to pay $47,400 to Development Resources no later than August 14, 2012 for the full county, state and BLM fees to keep the Property in good standing, for a period of one year, with all agencies by the required filing date of September 1, 2012. We are also required to issue an aggregate of 3,000,000 restricted shares of common stock within 60 days of exercising the option or no later than October 10, 2012.

Upon the full payment of cash and the distribution of shares, we will acquire 51% interest free and clear in and to the Property from Development Resources.

The option agreement shall terminate at 12:01 pm on the 15th day following any non payment by us for the schedule of payments and/or delivery of the shares on a timely basis or any alternative payment acceptable to Development Resources has not been agreed to and paid to Development Resources by us.

The description of the Property contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the option agreement is attached hereto as an exhibit, and which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

10.1     Option Agreement with Development Resources LLC dated August 8, 2012.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA GOLD CORP.


/s/ Merrill W. Moses
------------------------------------------
Merrill W. Moses
President and Director

Date: August 10, 2012

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